  Summary Prospectus

Touchstone Tax-Free Money Market Fund  October 30, 2013

Class A Ticker: TTFXX Class S Ticker: TTSXX

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. The Fund's prospectus and Statement of Additional Information, both dated October 30, 2013, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund's prospectus and other information about the Fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

The Fund's Investment Goal

The Touchstone Tax-Free Money Market Fund (the "Fund") seeks the highest level of interest income exempt from federal income tax, consistent with the protection of capital. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Class A	Class S
Wire Redemption Fee	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.35%[3]
Other Expenses	0.43%	0.42%
Total Annual Fund Operating Expenses	1.18%	1.27%
Fee Waiver or Expense Reimbursement[1,2]	(0.29)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.89%	0.90%

1Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 0.89% and 0.90% for Classes A and S shares, respectively. This expense limitation will remain in effect until at least October 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund (the "Board") if they deem the termination to be beneficial to the Fund's shareholders. Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the expense limitation. See the discussion entitled "Expense Limitation" under the section entitled "The Investment Advisor" in the Fund's Statement of Additional Information for more information.

2The fee waivers do not correlate to the ratio of net expenses to average net assets shown in the annual report due to an additional voluntary fee waiver. During the last fiscal year, Touchstone Advisors voluntarily waived additional fees or reimbursed certain Fund expenses. Due to the voluntary fee waivers, the Fund's actual ratio of net expenses to average net assets was 0.30% and 0.30% for Class A shares and Class S shares, respectively.

3The Fund is authorized under its Rule 12b-1 plan for Class S shares to pay an annual fee of up to 1.00% of its average daily net assets. The Fund currently intends to limit the amount of Rule 12b-1 fees for Class S shares to a maximum of 0.35% per annum of the average daily net assets of Class S shares.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class S
1 Year	$91	$92
3 Years	$346	$366
5 Years	$621	$661
10 Years	$1,406	$1,501

Touchstone Tax-Free Money Market Fund

The Fund's Principal Investment Strategies

The Fund invests primarily in high-quality, short-term municipal obligations that pay interest that is exempt from federal income tax. High-quality, short-term municipal obligations are obligations rated within the two highest rating categories, with maturities of 397 days or less and that are rated in one of the two highest short-term rating categories or determined by the investment advisor to be of comparable quality.

The Fund has a fundamental investment policy that under normal circumstances it will invest its assets so that at least 80% of the income it distributes will be exempt from federal income tax, including the alternative minimum tax. This fundamental policy may not be changed without the approval of the Fund's shareholders.

The Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market (such as housing agency bonds or airport bonds). The Fund may also invest more than 25% of its assets in private activity bonds and industrial development bonds, which may be backed only by nongovernmental entities. Under normal circumstances, the Fund will limit its investment in securities whose income is subject to the alternative minimum tax to less than 20% of its assets. The Fund will not invest more than 25% of its assets in securities backed by nongovernmental entities that are in the same industry.

The Fund may invest in the following types of municipal obligations:

•  Tax-exempt bonds, including general obligation bonds, revenue bonds and industrial development bonds.

•  Tax-exempt notes.

•  Tax-exempt commercial paper.

•  Floating and variable rate municipal obligations.

•  When-issued obligations.

•  Obligations with puts attached.

The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, dollar-weighted average life of 120 days or less, and purchases only United States dollar-denominated securities with maturities of 397 days or less. The Fund will hold at least 30% of its total assets in "Weekly Liquid Assets" which includes cash (including demand deposits), direct obligations of the U.S. government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days. The Fund is also subject to the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, that are designed to help it maintain a constant share price of $1.00 per share.

The Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will be able to avoid a negative yield. The Fund is subject to the "Principal Risks" summarized below.

Credit Risk: The securities in the Fund's portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer's securities to decline in value.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will be likely to decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Management Risk: The Advisor engages one or more sub-advisors to make investment decisions for a portion or all of the Fund's portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges market movements or the attractiveness or value or market trends affecting a particular security, issuer, industry or sector.

Municipal Securities Risk: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of bankruptcy. In addition, the

Touchstone Tax-Free Money Market Fund

ongoing issues facing the national economy may negatively impact the economic performance of issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund's portfolio securities. This could cause the value of the Fund's shares to decrease to a price less than $1.00 per share.

Sector Focus Risk: The Fund may focus its investments in certain industries within certain sectors. A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. The bar chart shows changes in performance of the Fund's Class A shares for each of the last 10 calendar years. Past performance does not necessarily indicate how it will perform in the future. Updated performance and current yield information is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Tax-Free Money Market Fund — Class A Total Returns as of December 31

Best Quarter: Second Quarter 2007	0.74%
Worst Quarter: First Quarter 2010	0.00%

The year-to-date return of the Fund's Class A shares as of September 30, 2013 is 0.01%.

Average Annual Total Returns
For the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Touchstone Tax-Free Money Market Fund - Class A	0.01%	0.40%	1.05%
	1 Year	5 Years	Since Inception (02/03/03)
Touchstone Tax-Free Money Market Fund - Class S	0.01%	0.32%	0.88%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Managers	Investment Experience	Primary Title with Investment Sub-advisor
Fort Washington Investment Advisors, Inc.	John J. Goetz, CFA	Managing Fund since 1986	Vice President and Senior Portfolio Manager
	Jay M. Devine	Managing Fund since 2001	Senior Portfolio Manager
	Richard A. Ellensohn	Managing Fund since 2012	Portfolio Manager

Touchstone Tax-Free Money Market Fund

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A		Class S
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	None	None
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell Class A shares of the Fund directly from Touchstone Securities, Inc. ("Touchstone Securities") or through your financial advisor. Class S shares are available only through broker-dealers and financial institutions with selling agreements with Touchstone Securities. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to distribute substantially all of its ordinary income and any capital gains to its shareholders. The Fund intends to pass on to shareholders the federal tax-exempt income, which will not be subject to federal tax. Income exempt from federal tax may be subject to state and local tax. A portion of the Fund's distributions may be subject to federal income tax, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

TSF-58-TTFT-TTFXX-1310